Commitment and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

15. Commitments and Contingencies
Operating Leases
The Company leases office space under non-cancelable operating leases with various expiration dates through 2030. Rent expense, which is recognized on a straight-line basis over the lease term was $3.1 million and $2.8 million, during the years ended December 31, 2021 and 2020, respectively.
At December 31, 2021, future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year, most of which pertain to real estate leases, are as follows (in millions):

Year ending December 31,
2022	$4.1
2023	5.1
2024	5.2
2025	5.2
2026	4.2
Thereafter	5.2

Total	$29.0

During the year ended December 31, 2021, the Company extended a current lease and leased additional square footage in Texas resulting in additional future payments of approximately $8.0 million extending through 2026.
Purchase Commitments
As of December 31, 2021, the Company has total minimum purchase commitments, which must be made during the next three years, of $34.6 million.
Litigation
From time to time, the Company may become involved in litigation or other legal proceedings. The Company is routinely named in litigation involving claims from policyholders. Legal proceedings relating to claims are reserved in the normal course of business. The Company does not believe it is a party to any pending litigation or other legal proceedings that is likely to have a material adverse effect on our business, financial condition or results of operations. Regardless of outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.
On November 19, 2021, Hippo and its Chief Executive Officer (“CEO”) were named in a civil action in San Francisco Superior Court brought by Eyal Navon. Mr. Navon brings six causes of action against Hippo’s CEO for breach of fiduciary duty, breach of contract, promissory estoppel, fraud, negligent misrepresentation, and constructive fraud surrounding a loan and call option entered into between Innovius Capital Canopus I, L.P. (“Innovius”) and Mr. Navon, as well as alleged promises made by Hippo’s CEO to Mr. Navon while Mr. Navon was an employee of Hippo. Mr. Navon brings two causes of action against Hippo — he repeats the fraud claim that is alleged against the CEO, and also alleges a claim for declaratory judgment, requesting that the Court declare that Mr. Navon properly revoked the call option he entered into with Innovius.
On January 20, 2022, Hippo filed a demurrer, moving to dismiss the claims alleged in the complaint against Hippo. The Court sustained Hippo’s demurrer on March 8, 2022, dismissing all claims against Hippo without prejudice, and Mr. Navon did not contest the
ruling
. Hippo’s CEO has yet to be properly served in the matter, but filed a motion to quash the attempted service of the complaint on February 16, 2022. A hearing on that motion is currently scheduled for March 18, 2022. The lawsuit is in the early stages and, at this time, the Company is unable to predict the outcome and cannot estimate the likelihood or magnitude of our possible or potential loss contingency.